Inventories	12 Months Ended
Dec. 31, 2014
Inventory Disclosure [Abstract]
Inventories
6.	Inventories

Inventories consist of approximately 40% raw materials and supplies and 60% finished and semi-finished products at December 31, 2014 and December 31, 2013. Nucor’s manufacturing process consists of a continuous, vertically integrated process from which products are sold to customers at various stages throughout the process. Since most steel products can be classified as either finished or semi-finished products, these two categories of inventory are combined.

If the FIFO method of accounting had been used, inventories would have been $567.4 million higher at December 31, 2014 ($624.7 million higher at December 31, 2013). Use of the lower of cost or market method reduced inventories by $2.7 million at December 31, 2014 ($2.1 million at December 31, 2013).